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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
0f 1934

Date of Report July 5, 2001

                        Internet Golf Association, Inc.
             (Exact name of Registrant as specified in its charter)
 ................................................................................

          Nevada                       0-29015                   84-0605867
(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                          Identification)


P.O. Box 546, 8547 E. Arapaho Road, #J, Greenwood Village, Colorado 80112-1430
(Address of principal executive offices)                            (Zip Code)

(310) 328-3588
Registrant's telephone number, including area code
 ................................................................................

ITEM 5   Other Events

         Effective July 5, 2001 Registrant changed its business address from 24921 Dana Point Harbor Drive, Suite B-200, Dana Point, California 92629 to P.O. Box 546, 8547 E. Arapaho Road, #J, Greenwood Village, Colorado 80112-1430. The telephone number for the Registrant is now
         (310) 328-3588 and the facsimile number is (310) 328-3063. The change in address is part of the Registrant's ongoing effort to settle its outstanding debts and to begin the process of obtaining a suitable merger candidate.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Internet Golf Association


Date: July 5, 2001                          By: /s/ Patricia Johnston
                                                ----------------------------
                                                President Pro Tem